Share Information for the ESOP (Detail) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Employee Stock Ownership Plan (ESOP) Disclosures [Line Items]
Allocated shares at beginning of the year	407,268	333,790
Shares released for allocation during the year	23,635	23,635
Net shares distributed due to retirement/diversification	(61,192)	(21,063)
Unearned shares	47,271	70,906
Total ESOP shares	416,982	407,268
Fair value of unearned shares at December 31st	$ 539,000	$ 943,000